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                            EATON VANCE PENNSYLVANIA
                                 MUNICIPALS FUND
                            Supplement to Prospectus
                             Dated December 1, 2004

                            EATON VANCE PENNSYLVANIA
                        LIMITED MATURITY MUNICIPALS FUND
                            Supplement to Prospectus
                              Dated August 1, 2004

Effective February 1, 2005, Thomas M. Metzold will be the portfolio manager of the Eaton Vance Pennsylvania Municipals Fund. Mr. Metzold also manages other Eaton Vance municipal portfolios, has been an Eaton Vance portfolio manager for more than 5 years, and is a Vice President of Eaton Vance Management and Boston Management and Research.

Also effective February 1, 2005, Craig R. Brandon will be the portfolio manager of the Eaton Vance Pennsylvania Limited Maturity Municipals Fund. Mr. Brandon also manages other Eaton Vance municipals portfolios, has been a municipal credit analyst at Eaton Vance for more than 5 years, and has been a Vice President of Eaton Vance Management and Boston Management and Research since November 2001.


January 31, 2005                                                           PALPS